UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Nkarta, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39370	47-4515206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Veterans Boulevard South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 407-1049

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of stockholders (the "Annual Meeting") of Nkarta, Inc. (the "Company") was held on June 10, 2026. The results of the voting at the Annual Meeting are set forth below.

Election of Directors. The stockholders elected the following two Class III directors to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Ali Behbahani, M.D., M.B.A.	32,285,680	14,559,531	6,934,994
Zachary Scheiner, Ph.D.	37,313,469	9,531,742	6,934,994

Ratification of Appointment of Ernst & Young LLP. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
53,684,352	76,073	19,780	—

Advisory Approval of the Compensation Paid to the Company’s Named Executive Officers. The stockholders approved, on a non-

binding, advisory basis, the compensation paid to the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
43,493,065	3,313,424	38,722	6,934,994

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The stockholders voted, on a non-binding, advisory basis, on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
34,447,256	21,461	4,565,940	354,355	6,934,994

In light of the voting results and consistent with the recommendation of the Company’s Board of Directors, the Company has determined that it will hold future advisory votes on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nkarta, Inc.

Date: June 11, 2026	By:	/s/ Bridgette Housley
Bridgette Housley
Vice President, General Counsel and Corporate Secretary